                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 18, 2002


                              UNITEDGLOBALCOM, INC.
               (Exact Name of Registrant as Specified in Charter)


                  DELAWARE          0-21974           84-1116217
              (State or other     (Commission        (IRS Employer
              jurisdiction of     File Number)     Identification #)
               incorporation)


             4643 SOUTH ULSTER STREET, SUITE 1300, DENVER, CO 80237
                     (Address of Principal Executive Office)


                                 (303) 770-4001
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

On January 18, 2002, the Company announced that IDT United, Inc., a corporation formed by IDT Venture Capital Corporation and Liberty UGC Bonds, Inc., a wholly-owned subsidiary of Liberty Media Corporation, announced amended terms for its previously announced cash tender offer for all of the $1,375,000,000 10 3/4% Senior Secured Discount Notes due 2008 of the Company (the "Notes"). The Company also reported IDT United's announcement that noteholders who hold in excess of 66 2/3% of the aggregate principal amount at maturity of the Notes have indicated that they intend to promptly tender their Notes into the tender offer on the amended terms.

On January 22, 2002, New UnitedGlobalCom, Inc. filed with the Securities and Exchange Commission a proxy statement/prospectus supplement to its registration statement on Form S-4 (File No. 333-55228) describing the revised tender offer and consent solicitation and related transactions.

On January 24, 2002, the Company announced that approximately 77% of its outstanding Notes have been tendered to IDT United and accepted for purchase. In addition, on January 24, 2002, the Company and the indenture trustee signed a supplemental indenture to effect the removal of covenants from the indenture, the release of liens, and the waiver of any defaults or events of default that have or may have occurred, or which may occur under, and compliance with certain provisions of, the indenture. The Company and the collateral agent have entered into an agreement that terminates the pledge agreements effective upon purchase of the Notes, and the collateral will be released to the Company upon purchase of the Notes. IDT United also announced that, as of 5 p.m., New York City Time, on January 23, 2002, holders of the Notes had validly tendered and not withdrawn Notes representing $1,059,011,000 aggregate principal amount at maturity of the Notes. The tender offer is scheduled to expire at 5:00 p.m., New York time, on Friday, February 1, 2002, unless extended.

ITEM 7.  EXHIBITS

10.1 Supplemental Indenture dated January 24, between the Company and Firstar Bank, N.A., as trustee.

99.1 Proxy Statement/Prospectus Supplement, dated January 18, 2002, to Prospectus dated January 2, 2002.

99.2     Press Release of the Company dated January 24, 2002.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     UNITEDGLOBALCOM, INC.



                                     By: /s/ Frederick G. Westerman, III
                                        ----------------------------------------
                                        Frederick G. Westerman, III
                                        Chief Financial Officer


Dated:  January 24, 2002


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                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------
   10.1       Supplemental Indenture dated January 24, between the Company and
              Firstar Bank, N.A., as trustee.

   99.1       Proxy Statement/Prospectus Supplement, dated January 18, 2002, to
              Prospectus dated January 2, 2002.

   99.2       Press Release of the Company dated January 24, 2002.